UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
September 21, 2007 (September 17, 2006)
Commission file number: 001-7940

GOODRICH PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0466193 (I.R.S. Employer Identification No.)
808 Travis Street, Suite 1320
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (713) 780-9494

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
     On September 17, 2007, Goodrich Petroleum Corporation (the “Company”) entered into the Sixth Amendment to its Amended and Restated Credit Agreement (the “Amendment”). The Amendment extended the final maturity dates on commodity swap agreements that the Company may enter into from time to time from a maximum of 30 months to a maximum of 48 months.
     The foregoing description of the terms of this Amendment is qualified in its entirety to the Amendment, which is filed hereto as Exhibit 10.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
10.1	Sixth Amendment to Amended and Restated Credit Agreement between Goodrich Petroleum Company, L.L.C. and BNP Paribas and Certain Lenders, dated as of September 17, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Registrant)
By:	/s/ David R. Looney
David R. Looney
Executive Vice President & Chief Financial Officer

Dated: September 21, 2007

EXHIBIT INDEX
Exhibits

Exhibit No.	Description
10.1	Sixth Amendment to Amended and Restated Credit Agreement between Goodrich Petroleum Company, L.L.C. and BNP Paribas and Certain Lenders, dated as of September 17, 2007.